Note 2 - Summary of Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest, Total	$ (63,821)	$ (40,333)	$ (57,474)
Retained Earnings (Accumulated Deficit), Ending Balance	(277,818)	(216,845)
Net Cash Provided by (Used in) Operating Activities, Total	(43,745)	(48,162)	(39,955)
Net Current Assets	99,634
Cash and Cash Equivalents, at Carrying Value, Ending Balance	109,537	35,933
Accounts Receivable, Allowance for Credit Loss, Ending Balance	0	0
Impairment of Long-Lived Assets to be Disposed of	0	0	0
Long-term Debt, Total	2,167	1,436
Long-term Debt, Fair Value	2,136	1,373
Revenue from Contract with Customer, Including Assessed Tax	$ 180	$ 0	$ 0
Share-based Compensation Arrangement by Share-based Payment Award, Options, Forfeitures in Period (in shares)	0	335,900	0
Depreciation of RMB Against U.S. Dollar, Percent	6.30%	1.30%	5.70%